AMERICAN HIGH-INCOME TRUST

ANNUAL REPORT
for the year ended September 30, 1995

[The American Funds Group(R)]

AMERICAN HIGH-INCOME TRUST(R) seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

ABOUT OUR COVER:

American High-Income Trust invests in a broad spectrum of companies in industries ranging from paper and cardboard to communications to geothermal energy.


RESULTS AT A GLANCE

TOTAL RETURNS (for periods ended         One Year         Lifetime/2/
9/30/95)/1/                                               (annualized)

American High-Income Trust               +13.34%          +11.21%

Salomon Brothers Broad

Investment-Grade Bond Index              +14.06%          +9.14%

Salomon Brothers Long-Term

High-Yield Index                         +23.07%          +11.77%

Lipper High-Yield Bond Fund              +12.44%          +9.62%
Index



30-DAY RATES (October)

Yield based on Securities and

Exchange Commission formula                               8.95%

Distribution rate based on                                8.37%
offering price

Distribution rate based on net                            8.79%
asset value


In its lifetime of over 7 1/2 years (2/19/88 through 9/30/95), American High-Income Trust ranked ninth in total return among the 55 high-yield funds in existence throughout the period, according to Lipper Analytical Services. For the 12 months ended September 30, the fund ranked 30th of 108 high-yield funds; for the five years ended September 30, it ranked 31st of 61 high-yield funds. Lipper rankings do not reflect the effects of sales charges.

/1/Change in value of investment with dividends and capital gain distributions reinvested

/2/Since 2/19/88

The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends actually paid by the fund.

Fund results in this report were computed without a sales charge unless otherwise indicated. The maximum sales charge is 4.75%; sales charges are lower for accounts of $25,000 or more. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

     Falling interest rates and rising demand for bonds helped American High-Income Trust produce a solid stream of dividends while increasing its share value during the 12 months ended September 30, 1995.

     The value of your investment in the fund increased 13.3% for the fiscal year if, like most investors, you reinvested your dividends of $1.325 a share, which included a special dividend of 8.5 cents a share, and a capital gain distribution of 7.5 cents a share paid last December. The fund's total return was slightly below the 14.1% return generated by the unmanaged Salomon Brothers Broad Investment-Grade Bond Index and trailed the Salomon Brothers Long-Term High-Yield Index, which returned 23.1%. The fund surpassed the Lipper High-Yield Bond Fund Index, which showed a 12.4% return.

     The fund produced an income return of 9.96% for shareholders who reinvested their dividends. Shareholders who took dividends in cash received an income return of 9.52% and saw the value of their holdings rise 2.9%. Like last year, we expect to pay a special dividend in December of at least eight cents a share.

IMPROVING ENVIRONMENT

     This fiscal year was a period of stark contrasts in the bond market. When the year began on October 1, 1994, the bond market was in one of the worst periods in its history. Prices had been falling steadily for almost nine months as the Federal Reserve Board raised short-term interest rates in an effort to nip inflationary expectations in the bud. Many investors, fearing rates would continue rising, sold their fixed-income holdings, putting more downward pressure on prices.

     Following the November election, many investors believed there was a chance of a balanced federal budget. They also began to believe that interest rates had risen enough to meet the Fed's goal of slowing the economy. Sentiment in the market began shifting dramatically in the first half of 1995; interest rates fell and prices rallied strongly. Most of the fund's holdings recovered the bulk of the ground they lost during the market slump.

     American High-Income Trust's holdings also benefited in recent months from renewed confidence in the economies of Mexico and other Latin American countries. The fund owns bonds issued by governments and corporations in Mexico, Argentina and Brazil. The value of these holdings fell when Mexico abruptly devalued the peso last December, prompting investors to worry about the creditworthiness of all Latin-American holdings. However, there has been some recovery in those markets and American High-Income Trust has participated in the upturn. The fund has 18% of its portfolio invested in securities issued by governments and corporations outside the U.S. Six percent is invested in developing markets, including 3% in Latin America. Beginning on page 5, we look at three companies, in the U.S. and abroad, which typify the types of firms in which the fund seeks to invest.

CHANGING THE PORTFOLIO MIX

     The bond market recovery and an improving U.S. economy led to higher values for a number of our holdings during the year. Many of these issues gained in price to the point where we believed better values were available elsewhere.

     One area where we have been finding good value is in bonds that are somewhat riskier than many of those we sold. As you may recall, two or three years ago we tended to focus on the higher quality portion of the high-yield market. At times, however, some of the best values can be found in somewhat riskier credits which are frequently less well understood by the market. The risks are higher, of course, but quite often higher yields more than compensate for those risks. We never make investment decisions based solely on yield; rather, we seek the most appealing balance of risk and reward. Our recent moves are one factor that led to a higher dividend this year, even while interest rates generally were falling. It also positioned the fund in the best way we know to take advantage of today's opportunities.

SIMILARITIES TO AN EQUITY FUND

     To understand the investment strategy of American High-Income Trust, it is important to know that in many ways this fund resembles an equity fund. Many bond fund managers who invest primarily in U.S. government bonds and other investment-grade bonds focus almost exclusively on interest rates and economic growth. American High-Income Trust's portfolio counselors focus on individual companies, thoroughly researching each before investing, which is much the same method used by equity fund managers. The value of a high-yield bond responds both to a company's fortunes and to changes in interest rates. In that regard, high-yield bonds share many characteristics with stocks, and shareholders of the fund should be comfortable with the type of risk associated with an equity investment.

     Our emphasis on thorough research has helped produce solid returns. Since its inception on February 19, 1988, through the latest fiscal year, an investment in American High-Income Trust has grown at an annual compound rate of 11.21%. The Salomon Brothers Broad Investment-Grade Bond Index grew at an annual compound rate of 9.14% over the same period and the Salomon Brothers Long-Term High-Yield Index rose 11.7%. The Lipper High-Yield Bond Fund Index grew at an annual compound rate of 9.62%.

     We are pleased that this year, which began with the challenge of rising interest rates and depressed bond prices, ultimately turned out to be such a rewarding period. We will continue our efforts to find investments that offer the best possible combination of risk and reward. We look forward to reporting to you again in six months.

Cordially,

Paul G. Haaga, Jr.                    Richard T. Schotte
Chairman of the Board                 President

November 8, 1995

AMERICAN HIGH-INCOME TRUST

10 LARGEST CORPORATE ISSUERS
(as of September 30, 1995)

                               Percent
                               of Fund's
                               Assets

NEXTEL Communications*         3.54%

California Energy              2.80

MFS Communications             2.78

Container Corp. of             2.67
America

Thrifty PayLess                2.57

Rogers Cantel Mobile           2.35
Communications

Videotron Holdings             2.10

Fort Howard Paper              2.02

Foodmaker                      1.88

Nortel Inversora               1.84


*Figure includes Dial Call and CenCall holdings.

CHARTING AN INVESTMENT IN AMERICAN HIGH-INCOME TRUST

Here's how a $10,000 investment in the fund grew between February 19, 1988, when the fund began operations, and September 30, 1995, the end of the fund's latest fiscal year. As you can see, that $10,000, with all distributions reinvested, would have grown to $21,382.

$23,330/1/
Salomon Brothers
Long-Term
High-Yield Index

$21,382/2/ /3/
AMERICAN
HIGH-INCOME TRUST
with dividends
reinvested

$20,119/1/
Lipper High-Yield
Bond Fund Index

$19,461/1/
Salomon Brothers
Broad Investment-
Grade Bond Index

$13,207
Consumer Price Index
(inflation)

$10,000/2/
original investment

YEAR ENDED SEPTEMBER 30

/1/All results are calculated with dividends reinvested or interest compounded. The Salomon Brothers indexes are unmanaged and do not reflect sales charges, commissions or expenses.

/2/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/3/Includes reinvested dividends of $10,914 and reinvested capital gain distributions of $572.

AVERAGE ANNUAL COMPOUND RETURNS*
(FOR PERIODS ENDED SEPTEMBER 30, 1995)

Lifetime (since 2/19/88)         +10.50%
Five Years                       +13.89%
One Year                         + 7.93%

*Assumes reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.

AMERICAN HIGH-INCOME TRUST:
SEEKING TOTAL RETURN, NOT JUST YIELD

     American High-Income Trust is a high-yield bond fund with a difference. Like many similar funds, it invests in dozens of companies in a variety of industries. But with our strong focus on individual companies and dedication to research, we believe that American High-Income Trust offers important advantages over most high-yield bond funds.

     In the next few pages, we'll explain more about your fund's philosophy and investment strategy. We'll also introduce you to three companies which display attributes common to many of the fund's investments:

- California Energy Co., Inc., an independent power producer, sold high-yield bonds to finance its growth.

- Container Corp. of America, a mature company in a cyclical industry, refinanced its debt with money raised in the high-yield market.
- Videotron Holdings PLC, a British firm on the leading edge of communications technology, is typical of the young companies outside the U.S. that turn to the high-yield market for financing.

     To understand what led the fund to invest in these companies, it's critical to realize that the fund does not make investment decisions based solely on yield - the interest rate a bond pays. In the high-yield market, the goals of seeking high current income and long-term total return are not always compatible. Occasionally, you have to give up yield to preserve or increase capital. We believe that focusing strictly on the interest rate a bond is paying would be like a farmer focusing simply on one year's crops while neglecting the long-term health of the land.

     American High-Income Trust's goal is to simultaneously seek a high level of current income while protecting and increasing the value of a shareholder's investment over meaningful periods of time. Since its inception on February 19, 1988, the fund has earned a total return of 124.5%. The unmanaged Salomon Brothers Broad Investment-Grade Bond Index earned 94.6% over the same period while the Salomon Brothers Long-Term High-Yield Index rose 133.3% and the Lipper High-Yield Bond Fund Index gained 101.2%.
[Pull Quote]

We believe that focusing strictly on the interest rate a bond is paying would be like a farmer focusing simply on one year's crops while neglecting the long-term health of the land.
[End Pull Quote]

     American High-Income Trust has built this track record by investing in bonds which your fund's managers believe have a good chance of increasing in value as the issuers' fortunes improve. Ideally, the economic condition of a company will improve enough that independent rating agencies upgrade its bonds. When a bond's rating is upgraded, it is considered less risky and its value tends to rise. The rising value of bonds held in the fund's portfolio can make a substantial contribution to its return, over and above interest income.

     Finding companies which offer the potential for long-term growth requires extensive research and experience. When considering an investment, American High-Income Trust's analysts and portfolio counselors ask dozens of questions, frequently traveling to meet the firm's management and inspect facilities. They study the company's cash flow and expenditures, ask about future plans and talk to industry competitors and suppliers, whenever possible.

     Good times don't tell the whole story of the fund, however. How well the value of an investment holds up during a market downturn can be as important to long-term investors as results in rising periods. Your fund isn't immune to market downturns, of course, but its portfolio counselors and analysts believe that thorough research can help limit losses in a slump by leading to investment opportunities which we believe offer a good balance of risk and return. This approach has led to a record of consistency. The fund has achieved positive results in all but one calendar year in its history. According to Lipper Analytical Services, only seven of 55 high-yield funds in existence over the period can make the same claim.

CALIFORNIA ENERGY CO. INC.
PROFITS FROM THE EARTH'S CORE

     California Energy Co., Inc. is turning the oldest source of energy on the planet into usable power. The largest geothermal power producer in the world, California Energy taps into superheated reservoirs of water thousands of feet below the earth's surface to release steam which drives turbines.

     An independent power producer, California Energy sells much of the electricity it generates to utility companies. But the industry is changing rapidly and many electric utilities face the possibility of deregulation after decades of protection from competition.

     California Energy is already preparing for the future by looking beyond its traditional customer base. The company continues to expand and seek markets outside the U.S. After developing operations in Arizona, California and Nevada, California Energy is now building power plants in the Philippines and Indonesia. When the current construction cycle is finished, the firm will have doubled its global capacity.

     The company sees tremendous potential for further growth as worldwide demand for electricity increases. It has raised much of the money to build its power plants overseas in the high-yield bond market. Your fund's managers believe the securities may offer a good return.

     "California Energy is the best-managed company I've seen in the industry. They truly understand what's going on around the world," says Cathy Kehr, an American High-Income Trust analyst.

     As an example of its management capabilities, she points to the fall in the company's operating costs. From 1991 through 1994, California Energy was able to cut its average operating costs per kilowatt-hour by almost half.

CONTAINER CORP. OF AMERICA
THRIVING IN A MATURE INDUSTRY

     American High-Income Trust has been an investor in Container Corp. of America since the earliest days of the fund. Container Corp. is one of the largest producers of cardboard boxes in the U.S.

     As a leading company in a mature industry, Container Corp.'s fortunes are tied largely to the U.S. economy. Its management is dedicated to reducing its debt load; because it produces both the intermediate materials as well as finished cardboard boxes, it is well-positioned to prosper if the economy slows. "We have a lot of confidence in the management," says Susan Tolson, an American High-Income Trust portfolio counselor and analyst.

     The fund's managers learned about Container Corp. from equity fund analysts who had researched its parent firm, Jefferson Smurfit Group PLC, based in Dublin, Ireland. Fixed-income and equity analysts often share information and insights before making an investment.

     In 1993, Container Corp. refinanced its existing debt with new bonds, which the fund purchased. The following year, Jefferson Smurfit Corp. (U.S.), which is 46% owned by the Irish parent and owns Container Corp., sold stock and became a publicly traded company. This gave Container Corp. a strong equity backing and reduced its reliance on bonds for financing.

     The company is a prime example of the fund's philosophy that thorough research can unearth hidden opportunities in mature industries.

VIDEOTRON HOLDINGS PLC
CUTTING-EDGE TECHNOLOGY IN THE SHADOW OF TOWER BRIDGE

     Videotron Holdings PLC is typical of the high-tech companies changing the world of communications. A new cable television and telephone company with a franchise in central London, Videotron provides services to both businesses and residential users.

     The company is developing its network with state-of-the-art cable television and telephone technology. However, installing cable in London is very expensive, so Videotron has yet to show a net profit. Like many young companies, Videotron turned to the high-yield bond market to raise some of the money it needs to build and expand.

     "We have followed the U.K. cable industry for years and when these bonds became available, we were ready to buy them," says Mike Cahill, an American High-Income Trust analyst.

     One of Videotron's strongest assets is the potential for growth in its franchise area. Central London has a high concentration of businesses that can afford advanced telephone and television technology.

     Videotron also is operating in a favorable regulatory environment. The dominant British telephone company, British Telecom, is currently prohibited from competing with start-up cable companies, like Videotron, until at least 1998. This gives Videotron time to build its network and prepare to compete with British Telecom.

     Videotron also has strong equity backing from Bell Cablemedia PLC, considered one of the premier U.K. cable television-telephone operators, which owns a 26% stake.

American High-Income Trust
Investment Portfolio
September 30, 1995

U.S. Corporate Bonds                                           70%

Non-U.S. Bonds                                                 16%

U.S. Treasuries                                                4%

Stocks                                                         3%

Cash and Equivalents                                           7%



--------------------------------------------------             ---------       -----------    --------



                                                               Principal       Market         Percent

                                                               Amount          Value          of Net

Bonds & Notes - 90.16%                                         (000)           (000)          Assets

Beverages - 1.47%

Canandaigua Wine Co., Inc. 8.75% 2003                          $7,000          $6,930         .63%

Dr Pepper Bottlng Co. of Texas 10.25% 2000                     9,000           9,360          .84

                                                                               -----------    --------

                                                                               16,290         1.47

                                                                               -----------    --------

Broadcasting & Publishing - 4.22%

American Media Operation, Inc. 11.625% 2004                    10,750          11,099         1.00

Infinity Broadcasting Corp. 10.375% 2002                       8,450           9,042          .81

Marvel Holdings Inc. 0% 1998                                   24,000          17,400         1.57

Univision Television Group, Inc.:

 11.75% 2001                                                   4,350           4,676          .42

 7.00% 2002                                                    2,567           1,547          .14

Young Broadcasting Inc. 10.125% 2005                           3,000           3,150          .28

                                                                               -----------    --------

                                                                               46,914         4.22

                                                                               -----------    --------

Cable & Telephone in the United

Kingdom - 5.88%

Bell Cablemedia PLC 0%/11.95% 2004/1/                          29,000          18,995         1.71

International CableTel Inc.:

 0%/10.875% 2003/1/                                            21,175          13,764         1.24

 0%/12.75% 2005/1/                                             1,000           595            .05

TeleWest PLC:

 9.625% 2006                                                   4,500           4,522          .41

 0%/11.00% 2007/1/                                             7,000           4,130          .37

Videotron Holdings PLC:

 0%/11.125% 2004/1/                                            31,000          20,460         1.84

 0%/11.00% 2005/1/                                             5,000           2,863          .26

                                                                               -----------    --------

                                                                               65,329         5.88

                                                                               -----------    --------

Cellular, Paging & Wireless

Communications - 18.43%

CAI Wireless Systems, Inc. 12.25% 2002                         5,200           5,408          .49

CellNet Data Systems, Inc. 0%/13.00% 2005/1/                   25,000          12,031         1.08

Cellular, Inc. 0%/11.75% 2003/1/                               8,500           6,545          .59

Cellular Communications International, Inc.

 Units, 0% 2000                                                20,250          11,239         1.01

CenCall Communications Corp. 0%/10.125% 2004/1//2//3/          24,050          12,506         1.13

Centennial Cellular Corp. 8.875% 2001                          17,000          16,235         1.46

Comcast Cellular Corp.:

 Series A, 0% 2000                                             1,500           1,148          .10

 Series B, 0% 2000                                             3,250           2,486          .22

Dial Call Communications, Inc. 0%/12.25% 2004/1//2/            16,750          8,857          .80

Geotek Communications, Inc. Units, 0%/15.00% 2005/1/           2,000           1,020          .09

Heartland Wireless Communications, Inc.

 Units, 13.00% 2003                                            3,800           4,199          .38

Horizon Cellular Telephone Co., LP

 0%/11.375% 2000/1/                                            17,065          14,420         1.30

MobileMedia Communications, Inc.

 0%/10.50% 2003/1/                                             19,150          13,980         1.26

NEXTEL Communications, Inc./2/:

 0%/11.50% 2003/1/                                             18,000          10,238         .92

 0%/9.75% 2004/1/                                              15,500          7,614          .69

Paging Network, Inc. 11.75% 2002                               14,250          15,675         1.41

PanAmSat, LP:

 9.75% 2000                                                    6,500           6,793          .61

 0%/11.375% 2003/1/                                            7,000           5,460          .49

People's Choice TV Corp. Units, 0%/13.125% 2004/1/             18,250          9,672          .87

PriCellular Wireless Corporation:

 0%/14.00% 2001/1/                                             4,000           3,320          .30

 0%/12.25% 2003/1/                                             13,710          9,803          .88

Rogers Cantel Mobile Communications Inc.:

 10.75% 2001                                                   22,330          23,446         2.11

 11.125% 2002                                                  2,500           2,644          .24

                                                                               -----------    --------

                                                                               204,739        18.43

                                                                               -----------    --------

Construction & Housing - 1.72%

Building Materials Corp. of America

 0%/11.75% 2004/1/                                             6,500           4,062          .37

Del Webb Corp.:

 9.75% 2003                                                    3,000           2,940          .26

 9.00% 2006                                                    1,750           1,623          .15

Toll Corp. 9.50% 2003                                          4,000           4,020          .36

Triangle Pacific Corp. 10.50% 2003                             6,250           6,469          .58

                                                                               -----------    --------

                                                                               19,114         1.72

                                                                               -----------    --------

Diversified Media, Cable Television &

Telecommunications - 6.99%

Cablevision Systems Corp. 9.875% 2013                          4,000           4,180          .38

Century Communications Corp. 9.50% 2000                        4,100           4,141          .37

Comcast Corp. 10.25% 2001                                      2,200           2,354          .21

Continental Cablevision, Inc.:

 10.625% 2002                                                  8,000           8,440          .76

 8.625% 2003                                                   10,000          10,125         .91

 11.00% 2007                                                   1,500           1,657          .15

Insight Communications Co., LP 8.25% 2000/4/                   1,500           1,515          .14

IntelCom Group Inc. Units, 0%/13.50% 2005/1/                   13,000          7,150          .64

Jones Intercable, Inc. 9.625% 2002                             4,500           4,680          .42

MFS Communications Co., Inc. 0%/9.375% 2004/1/                 40,850          30,944         2.78

Storer Communications, Inc. 10.00% 2003                        2,534           2,547          .23

                                                                               -----------    --------

                                                                               77,733         6.99

                                                                               -----------    --------

Energy & Related Companies - 7.11%

Dual Drilling Co. 9.875% 2004                                  9,450           8,812          .79

Flores & Rucks, Inc. 13.50% 2004                               9,000           10,080         .91

Global Marine, Inc. 12.75% 1999                                5,900           6,519          .59

Mesa Capital Corp. 12.75% 1998                                 4,500           4,151          .37

Oil Co. Ltd. 8.90% 2000/5/                                     3,500           3,561          .32

TransTexas Gas Corp. 11.50% 2002                               15,750          16,498         1.48

Triton Energy Corp. 0%/9.75% 2000/1/                           8,000           7,320          .66

Tuboscope Vetco International Inc. 10.75% 2003                 7,000           6,965          .63

Wilrig AS 11.25% 2004                                          14,000          15,120         1.36

                                                                               -----------    --------

                                                                               79,026         7.11

                                                                               -----------    --------

Food Retailing - 2.16%

Safeway Inc. 10.00% 2002                                       1,700           1,946          .18

Star Markets Co., Inc. 13.00% 2004                             11,000          10,450         .94

Stater Bros. Holdings Inc. 11.00% 2001                         11,500          11,586         1.04

                                                                               -----------    --------

                                                                               23,982         2.16

                                                                               -----------    --------

Forest Products & Paper - 9.27%

Container Corp. of America:

 10.75% 2002                                                   3,000           3,158          .28

 9.75% 2003                                                    23,750          23,869         2.15

 11.25% 2004                                                   2,500           2,644          .24

Fort Howard Paper Co.:

 9.25% 2001                                                    15,250          15,059         1.36

 8.25% 2002                                                    3,000           2,850          .26

 9.00% 2006                                                    4,750           4,465          .40

Klabin Fabricadora de Papel e Cellulose

 SA 10.00% 2001/5/                                             834             788            .07

MAXXAM Group Inc. 11.25% 2003                                  3,000           2,933          .26

Pacific Lumber Co. 10.50% 2003                                 7,000           6,650          .60

P.T. Indah Kiat Pulp & Paper Corp.:

 8.875% 2000/5/                                                13,750          12,994         1.17

 11.875% 2002                                                  2,000           2,055          .19

P.T. Inti Indorayon Utama  9.125% 2000                         1,000           940            .08

P.T. Pabrik Kertas Tjiwi Kimia 13.25% 2001                     5,500           5,940          .53

Repap Wisconsin, Inc. Second Priority 9.875% 2006              5,000           4,800          .43

Riverwood International Corp.:

 10.75% 2000                                                   8,500           9,052          .81

 Series II, 10.75% 2000                                        1,000           1,065          .10

 11.25% 2002                                                   3,500           3,754          .34

                                                                               -----------    --------

                                                                               103,016        9.27

                                                                               -----------    --------

Independent Power Producers - 4.46%

California Energy Co., Inc.

 0%/10.25% 2004/1/                                             34,750          30,580         2.75

Midland Cogeneration Venture LP:

 Series C-91, 10.33% 2002                                      6,573           6,771          .61

 Series C-94, 10.33% 2002                                      5,909           6,146          .55

Subic Power Corp. 9.50% 2008/5/                                6,517           6,061          .55

                                                                               -----------    --------

                                                                               49,558         4.46

                                                                               -----------    --------

Leisure, Tourism & Restaurants - 6.32%

Foodmaker, Inc.:

 9.25% 1999                                                    14,000          13,020         1.17

 9.75% 2002                                                    8,824           7,677          .69

Four Seasons Hotels Inc. 9.125% 2000/5/                        7,000           6,825          .61

Harrah's Jazz Finance Corp. 14.25% 2001                        16,125          15,077         1.36

Kloster Cruise Ltd. 13.00% 2003                                13,100          9,563          .86

Plitt Theatres, Inc. 10.875% 2004                              15,500          14,725         1.33

Station Casinos, Inc. 9.625% 2003                              3,500           3,325          .30

                                                                               -----------    --------

                                                                               70,212         6.32

                                                                               -----------    --------

Manufacturing & Materials - 6.82%

ACME Metals Inc.:

 12.50% 2002                                                   7,000           6,930          .62

 0%/13.50% 2004/1/                                             5,750           4,514          .41

AK Steel Corporation 10.75% 2004                               6,500           6,947          .63

Coltec Industries Inc.:

 9.75% 1999                                                    2,500           2,606          .23

 9.75% 2000                                                    12,500          13,031         1.17

Exide Corp. 10.00% 2005                                        7,250           7,649          .69

Kaiser Aluminum and Chemical Corp.:

 9.875% 2002                                                   3,000           3,000          .27

 12.75% 2003                                                   8,000           8,660          .78

MagneTek, Inc. 10.75% 1998                                     5,700           5,985          .54

Owens-Illinois, Inc. 11.00% 2003                               4,750           5,219          .47

UCAR Global Enterprises Inc. 12.00% 2005                       3,430           3,824          .34

Westinghouse Air Brake Company 9.375% 2005                     5,750           5,951          .54

Westpoint Stevens Inc. 8.75% 2001                              1,500           1,489          .13

                                                                               -----------    --------

                                                                               75,805         6.82

                                                                               -----------    --------

Merchandising - 3.94%

Ann Taylor 8.75% 2000                                          3,000           2,730          .25

Barnes & Noble, Inc. 11.875% 2003                              9,450           10,442         .94

Levitz Furniture Corp. 12.375% 1997                            2,000           2,010          .18

Thrifty PayLess, Inc.:

 11.75% 2003                                                   10,000          10,525         .95

 Units, 12.25% 2004                                            2,000           2,157          .19

 12.25% 2004                                                   15,250          15,860         1.43

                                                                               -----------    --------

                                                                               43,724         3.94

                                                                               -----------    --------

Miscellaneous Services - 2.24%

ADT Operations 9.25% 2003                                      2,000           2,085          .19

Neodata Services, Inc. 0%/12.00% 2003/1/                       12,000          10,680         .96

Protection One Alarm Monitoring, Inc.

 Units, 0%/13.625% 2005/1/                                     9,500           6,745          .60

Universal Health Services, Inc. 8.75% 2005                     5,500           5,431          .49

                                                                               -----------    --------

                                                                               24,941         2.24

                                                                               -----------    --------

Real Estate - 0.35%

B.F. Saul Real Estate Investment Trust

 11.625% 2002                                                  4,000           3,920          .35

                                                                               -----------    --------

Transportation - 2.31%

Delta Air Lines, Inc.:

 10.375% 2011                                                  2,000           2,353          .21

 Pass-through certificates, Series 1993-A2,

  10.50% 2016                                                  1,000           1,188          .11

 10.375% 2022                                                  1,750           2,096          .19

Jet Equipment Trust, Series 1995-B, 10.91% 2014                1,000           1,035          .09

Northwest Airlines, Inc. 12.092% 2000                          1,668           1,720          .16

NWA Inc. 8.625% 1996                                           1,175           1,175          .11

NWA Trust, Class D, 13.875% 2008                               3,750           4,242          .38

TNT Transport (Europe) PLC TNT (USA)

 Inc. 11.50% 2004                                              5,500           5,706          .51

Viking Star Shipping Inc. 9.625% 2003                          6,000           6,135          .55

                                                                               -----------    --------

                                                                               25,650         2.31

                                                                               -----------    --------

Collateralized Mortgage/Asset-Backed

 Obligations/6/ - 0.57%

Fifth Avenue Capital Trust, Class C, 12.36% 2002               5,000           5,150          .46

Resolution Trust Corp.:

 Series 1993-C1, Class E, 9.50% 2024                           413             406            .04

 Series 1993-C2, Class E, 8.50% 2025                           741             733            .07

                                                                               -----------    --------

                                                                               6,289          .57

                                                                               -----------    --------

Non-U.S. Governments and Governmental

Authorities - 1.46%

Argentina (Republic of):

 6.812% 2005/4/                                                6,000           3,720          .34

 5.00% 2023/4/                                                 2,000           960            .09

Brazil (Federal Republic of) DCB, 7.313% 2012/4/               2,000           1,153          .10

Poland (Republic of):

 Past Due Interest Bond 3.25% 2014/4/                          7,000           4,410          .40

 Discount Bond 7.125% 2024/4/                                  1,500           1,157          .10

United Mexican States Collateralized Eurobond:

 Series A, 6.25% 2019                                          1,400           845            .08

 Series B, 6.25% 2019                                          6,500           3,924          .35

                                                                               -----------    --------

                                                                               16,169         1.46

                                                                               -----------    --------

U.S. Treasury Obligations - 4.44%

7.25% 1998                                                     5,000           5,147          .46

6.875% 1999                                                    20,000          20,594         1.85

6.75% 2000                                                     3,000           3,085          .28

7.50% 2001                                                     10,000          10,709         .97

5.75% 2003                                                     8,000           7,783          .70

5.875% 2004                                                    2,000           1,958          .18

                                                                               -----------    --------

                                                                               49,276         4.44

                                                                               -----------    --------

Total Bonds & Notes (cost: $1,002,108,000)                                     1,001,687      90.16

                                                                               -----------    --------

                                                               Number of

                                                               Shares

Stocks (Common & Preferred) - 2.46%

California Energy Co., Inc./7/                                 25,000          513            .05

CellNet Data Systems, Inc., warrants/7/                        100,000         2,057          .18

Cellular Communications, Inc./7/                               35,000          1,907          .17

Comcast Corp., Class A                                         10,000          199            .02

Comcast Corp., Class A, special stock                          20,000          400            .04

Dial Page, Inc., warrants/7/                                   21,250          -              .00

Foodmaker, Inc./7/                                             30,000          173            .02

Host Marriott Corp./7/                                         13,896          172            .01

LIN Broadcasting Corp./7/                                      2,000           259            .02

Marriott International Inc.                                    13,896          519            .05

Nacional Financiers S.N.C. PRIDES 11.25% 1998                  20,000          655            .06

Nortel Inversora SA, Class A, preferred

 (American Depositary Receipts)/5/                             2,016,500       20,467         1.84

                                                                               -----------    --------

Total Stocks (cost: $21,397,000)                                               27,321         2.46

                                                                               -----------    --------

                                                               Principal

                                                               Amount

                                                               (000)

Convertible Debentures - 0.12%

Euro Disney S.C.A. 6.75% 2001                                  $7,700          1,336          .12

                                                                               -----------    --------

Total Convertible Debentures (cost:

 $990,000)                                                                     1,336          .12

                                                                               -----------    --------

Short-Term Securities

Corporate Short-Term Notes - 6.03%

Associates Corp. of North America 6.61%

 due 10/2/95                                                   8,680           8,677          .78

Commonwealth Bank of Australia 5.75% due 10/3/95               10,000          9,995          .90

Ford Motor Credit Co. 5.74% due 10/6/95                        15,000          14,986         1.35

H.J. Heinz Co. 5.74% due 10/5/95                               12,000          11,990         1.08

UBS Finance (Delaware) Inc. 6.50% due 10/2/95                  13,300          13,295         1.20

Wal-Mart Stores Inc. 5.70% due 10/2/95                         8,000           7,998          .72

                                                                               -----------    --------

Total Short-Term Securities (cost:

 $66,941,000)                                                                  66,941         6.03

                                                                               -----------    --------

Total Investment Securities (cost:

 $1,091,436,000)                                                               1,097,285      98.77

Excess of cash and receivables over

 payables                                                                      13,701         1.23

                                                                               -----------    --------

Net Assets                                                                     $1,110,986     100.00%

                                                                               ===========    ========



/1/ Represents a zero coupon bond which will convert to a coupon-bearing  security at a later date.


/2/ CenCall Communications merged with NEXTEL on July 28, 1995, and Dial Call Communications is

 expected to merge with NEXTEL before the end of this calendar year.  After their respective closings, the securities of CenCall and Dial Call will become obligations of NEXTEL.

/3/ Valued under procedures established by the Board of Trustees.

/4/ Coupon rate may change periodically.

/5/ Purchased in a private placement transaction; resale to the public may require registration.

/6/ Pass-through security backed by a pool  of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the  stated maturity.

/7/ Non-income-producing security.


See Notes to Financial Statements

American High-Income Trust
Financial Statements

Statement of Assets and Liabilities
at September 30, 1995 (dollars in thousands)

Assets:

 Investment securities

  (cost: $1,091,436)                                                     $1,097,285

 Cash                                                                    211

 Receivables for--

  Sales of investments                                $ 3,195

  Sales of fund's shares                              3,344

  Accrued dividends and interest                      20,349             26,888

                                                      -------------      ---------------

                                                                         1,124,384

Liabilities:

 Payables for--

  Purchases of investments                            8,437

  Repurchases of fund's shares                        784

  Forward currency contracts                          74

  Dividends on fund's shares                          3,437

  Management services                                 468

  Accrued expenses                                    198                13,398

                                                      --------------     ---------------

Net Assets at September 30, 1995--

 Equivalent to $14.30 per share on

 77,694,271 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                             $1,110,986

                                                                         ===============



Statement of Operations

for the year ended September 30, 1995

(dollars in thousands)

Investment Income:

 Income:

  Dividends                                           $  2,167

  Interest                                            95,851             $ 98,018

                                                      -------------

 Expenses:

  Management services fee                             4,916

  Distribution expenses                               2,068

  Transfer agent fee                                  738

  Reports to shareholders                             101

  Registration statement and prospectus               103

  Postage, stationery and supplies                    122

  Trustees' fees                                      21

  Auditing and legal fees                             43

  Custodian fee                                       51

  Taxes other than federal income tax                 18

  Other expenses                                      13                 8,194

                                                      -------------      ---------------

  Net investment income                                                  89,824

                                                                         ---------------

Realized Loss and Unrealized

 Appreciation on Investments:

 Net realized loss                                                       (7,154)

 Net unrealized (depreciation)

  appreciation on investments:

  Beginning of year                                   (31,188)

  End of year                                         5,775

                                                      -------------

   Net change from unrealized depreciation

    to unrealized appreciation on investments                            36,963

                                                                         ---------------

  Net realized loss and unrealized

   appreciation on investments                                           29,809

                                                                         ---------------

Net Increase in Net Assets

 Resulting from Operations                                               $119,633

                                                                         ===============



Statement of Changes in Net Assets

(dollars in thousands)

                                                      Year Ended

                                                      September 30,

                                                      1995               1994

Operations:                                           -------------      ---------------

 Net investment income                                $   89,824         $ 68,864

 Net realized (loss) gain on investments              (7,154)            5,459

 Net unrealized appreciation (depreciation)

  on investments                                      36,963             (65,611)

                                                      -------------      ---------------

  Net increase in net assets

   resulting from operations                          119,633            8,712

                                                      -------------      ---------------



Dividends and Distributions

 Paid to Shareholders:

 Dividends from net investment income                 (87,231)           (65,637)

 Distributions from net realized

  gain on investments                                 (4,494)            (13,187)

                                                      -------------      ---------------

  Total dividends and distributions                   (91,725)           (78,824)

                                                      -------------      ---------------

Capital Share Transactions:

 Proceeds from shares sold:

  30,002,672 and 29,570,527

  shares, respectively                                414,416            438,518

 Proceeds from shares issued in

  reinvestment of net investment

  income dividends and distributions

  of net realized gain on

  investments: 4,145,269 and

  3,412,975 shares, respectively                      56,782             50,345

 Cost of shares repurchased:

  16,228,009 and 19,805,346

  shares, respectively                                (223,033)          (291,279)

                                                      -------------      ---------------

  Net increase in net assets

   resulting from capital share

   transactions                                       248,165            197,584

                                                      -------------      ---------------

Total Increase in Net Assets                          276,073            127,472



Net Assets:

 Beginning of year                                    834,913            707,441

                                                      -------------      ---------------

 End of year (including undistributed

  net investment income: $7,839

  and $5,246, respectively)                           $1,110,986         $834,913

                                                      =============      ===============


See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Stocks and convertible debentures are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale prior to the time of valuation or, lacking any sales, at the last reported bid price.

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type.

     Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends are declared on a daily basis after the determination of the fund's net asset value and paid to shareholders on a monthly basis. Distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Loss and Unrealized Appreciation on Investments" that arises from changes in non-U.S.currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $51,000 includes $32,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of September 30, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $5,849,000, of which $33,612,000 related to appreciated securities and $27,763,000 related to depreciated securities. The fund has available at September 30, 1995 a net capital loss carryforward totaling $7,107,000, which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1995. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $1,091,436,000 at September 30, 1995.

3. The fee of $4,916,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $2,068,000. As of September 30, 1995, accrued and unpaid distribution expenses were $173,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $738,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,209,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $16,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated net realized loss on investments was $7,107,000 and paid-in capital was $1,104,479,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $430,069,000 and $254,299,000, respectively, during the year ended September 30, 1995.

     The fund purchases forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded at market value and reflect the extent of the fund's involvement in these financial instruments. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At September 30, 1995, the fund had an outstanding forward currency contract to sell non-U.S. currency as follows:



                                           Contract Amount                  U.S. Valuation at 9/30/95

                                           ------------    ------------   -------------   ------------

                                                                                          Unrealized

Non-U.S. Currency Contracts                Non-U.S.        U.S.           Amount          Depreciation

--    ----------------------------         ------------    ------------   -------------   ------------



French Francs expiring 11/27/95            FF5,100,000     $961,000       $1,035,000      $(74,000)








Per-Share
Data and Ratios

                                         Year Ended September 30,

                                         1995          1994         1993           1992         1991

                                         --------      --------     --------       --------     --------

Net Asset Value, Beginning

 of Year                                 $13.97        $15.18       $14.58         $13.56       $11.81

                                         --------      --------     --------       --------     --------

 Income from Investment

  Operations:

  Net investment income                  1.33          1.25         1.28           1.35         1.46

  Net realized and

   unrealized gain

   (loss) on investments                 .39           (.99)        .74            .99          1.78

                                         --------      --------     --------       --------     --------

   Total income from

    investment operations                1.72          .26          2.02           2.34         3.24

                                         --------      --------     --------       --------     --------

 Less Distributions:

  Dividends from net

   investment income                     (1.32)        (1.21)       (1.29)         (1.32)       (1.49)

  Distributions from net

   realized gains                        (.07)         (.26)        (.13)             -            -

                                         --------      --------     --------       --------     --------

   Total distributions                   (1.39)        (1.47)       (1.42)         (1.32)       (1.49)

                                         --------      --------     --------       --------     --------

Net Asset Value, End of Year             $14.30        $13.97       $15.18         $14.58       $13.56

                                         ========      ========     ========       ========     ========

Total Return *                           13.34%        1.60%        14.59%         18.08%       29.13%

Ratios/Supplemental Data:

 Net assets, end of year

  (in millions)                          $1,111        $835         $707           $438         $255

 Ratio of expenses to average

  net assets                             .89%          .86%         .87%           .94%         1.00%

 Ratio of net income to

  average net assets                     9.72%         8.63%        8.60%          9.58%        11.41%

 Portfolio turnover rate                 29.56%        42.03%       44.37%         58.04%       44.38%


* This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

      We have audited the accompanying statement of assets and liabilities of American High-Income Trust, including the schedule of portfolio investments as of September 30,1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 23, 1995

1995 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income if derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 3% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     Since the amounts above are reported for the fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV which will be mailed in January 1996 to determine the calendar year amounts to be included on their 1995 tax returns. Shareholders should consult their tax advisers.

AMERICAN HIGH-INCOME TRUST

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Palos Verdes Estates, California
Private investor; former President and Chief Executive Officer,
The Mission Group; former President, Southern California
Edison Company

DIANE C. CREEL, Long Beach, California
Chairwoman, Chief Executive Officer and President,
The Earth Technology Corporation
(environmental engineering)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Los Angeles, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, Pasadena, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI, Long Beach, California
Chairman of the Board and Chief Executive Officer,
BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

RICHARD T. SCHOTTE, Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

MARY C. CREMIN, Brea, California
Vice President and Treasurer of the fund
Senior Vice President - Fund Business Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  MNC/GAC/2743
Lit. No. AHIT-011-1195

[The American Funds Group(R)]